                                                                 EXHIBIT 10.3.17

***PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS ("[***]") OR OTHERWISE INDICATED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

                                    SCHEDULE

                                     TO THE

                                MASTER AGREEMENT
                          (MULTICURRENCY-CROSS BORDER)

                            DATED AS OF JULY 1, 2001

                                     BETWEEN

                          DYNEGY POWER MARKETING, INC.
                             A CORPORATION ORGANIZED
                           UNDER THE LAWS OF THE STATE
                                    OF TEXAS
                                   ("PARTY A")

                                       AND

                     SITHE/INDEPENDENCE POWER PARTNERS, L.P.
                         A LIMITED PARTNERSHIP ORGANIZED
                           UNDER THE LAWS OF THE STATE
                                   OF DELAWARE
                                   ("PARTY B")

PART 1. TERMINATION PROVISIONS.

      Sections 2(a)(iii)(2), 2(e), 5 and 6 of the Master Agreement shall not apply and shall be replaced by the Default provision set forth at Section 5(h) of this Schedule

PART 2. TAX REPRESENTATIONS.

      Section 3 of the Master Agreement shall not apply and shall be replaced by
      Section 5(a) of this Schedule. Sections 2(d), 4(d) and 4(e) of the Master Agreement shall not apply.

                     ***CONFIDENTIAL TREATMENT REQUESTED***

PART 3. AGREEMENT TO DELIVER DOCUMENTS.

For the purpose of Section 4(a)(i) and (ii), each party agrees to deliver the following documents, as applicable:

======================================================================================================================
PARTY REQUIRED TO                                                                                      COVERED BY
DELIVER DOCUMENT      FORM/DOCUMENT/CERTIFICATE                    DATE BY WHICH TO BE DELIVERED       SECTION 3(d)
----------------------------------------------------------------------------------------------------------------------
a) Party A and        Any document required or reasonably          Promptly after the earlier of (i)   Yes
   Party B            requested to allow the other party to make   reasonable demand by either
                      payments under the Agreement without any     party; or (ii) learning that such
                      deduction or withholding for or on account   form or document is required.
                      of any Tax or with such deduction or
                      withholding at a reduced rate.
======================================================================================================================

PART 4. MISCELLANEOUS.

      (a)   ADDRESSES FOR NOTICES. For the purpose of Section 12(a):

      Address for notices or communications to Party A:

           Address:                  Dynegy Power Marketing, Inc.
                                     P.O. Box 4777
                                     Houston, Texas 77210-4777

           Street Address:           1000 Louisiana, Suite 5800
           (courier delivery)        Houston, Texas 77002-5050

           Attention:                Lynn A. Lednicky

           Telephone No.:            (713) 507-6438

           Facsimile No.:            (713) 507-6538

      A copy of any notice sent to Party A must also be sent to the above address to:

           Attention:                John C. Herbert, Vice President, Legal

           Telephone No.:            (713) 507-6832

           Facsimile No.:            (713) 507-6986

                     ***CONFIDENTIAL TREATMENT REQUESTED***

      Address for notices or communications to Party B:

           Address:                 Sithe/Independence Power Partners, L.P.
                                    P.O. Box 1046
                                    76 Independence Way
                                    Oswego, New York 13126

           Attention:               General Manager

           Telephone No.:           (315) 342-8410

           Facsimile No.:           (315) 342-8425
      A copy of any notice sent to Party B must also be sent to:

           Address:                  Sithe/Independence Power Partners, L.P.
                                     c/o Sithe Energies, Inc.
                                     335 Madison Avenue
                                     28th Floor
                                     New York, New York 10017

           Attention:                Attention: General Counsel

           Telephone No.:            (212) 351-0000

           Facsimile No.:            (212) 351-0800

                     ***CONFIDENTIAL TREATMENT REQUESTED***

      (b) CALCULATION AGENT. The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

      (c) CHOICE OF LAW. This Agreement shall be governed by and construed in accordance with the law of the State of New York as to all matters (without giving effect to conflict of law principles). Each of Party A and Party B hereby irrevocably waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceedings arising out of or relating to this Agreement.

      (d) NETTING OF PAYMENTS. Section 2(c) of the Master Agreement shall not apply and shall be replaced by Section 5(f) of this Schedule.

      (e) "AFFILIATE" means, with respect to any entity, any other entity that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such entity. For this purpose, "control" means the direct or indirect ownership of fifty percent (50%) or more of the outstanding capital stock or other equity interests having ordinary voting power.

      (f)   PROCESS AGENT. For purposes of Section 13(c) of this Agreement:

                  Party A appoints as its Process Agent: Not Applicable Party B appoints as its Process Agent: Not Applicable

      (g) OFFICES. The provisions of Section 10(a) will not apply to this Agreement.

      (h)   MULTIBRANCH PARTY. For the purpose of Section 10(c) of this
            Agreement:

                  Party A is not a Multibranch Party. Party B is not a Multibranch Party.

      (i)   CREDIT SUPPORT RESERVE.

            (i) Party B shall, upon the execution of this Agreement, establish for the benefit of Party A, a credit support reserve which shall be maintained throughout the term of this Agreement (the "Credit Support Reserve"). During each year of the term of this Agreement, Party B shall ensure that the Credit Support Reserve have available credit support in the amounts specified below, as such amounts shall be reduced from time to time in accordance with Section 4(i)(v) (the "Credit Support Amount"). Party B shall provide such Credit Support Reserve either in cash, in the form of letter(s) of credit and/or as one or more guaranty(ies). Each such letter of credit must be issued by a financial institution that is and remains rated "A-" or better by Standard & Poor's Rating Group (a division of The McGraw-Hill Companies, Inc.) ("S&P") or "A3" or better by Moody's Investors Service, Inc. ("Moody's") in a form reasonably acceptable to Party A. Each such guaranty shall be with a guarantor with a credit rating at the time of execution of such guaranty for its unsecured, long-term debt obligations or corporate credit of BBB or better from S&P or Baa2 or better from Moody's and substantially in the form of the guaranty attached hereto as Exhibit C. The Credit Support Reserve shall initially be in the form of (1) a guaranty of Enron Corp. in the amount of $[***] (the "Enron Guaranty"),
                  (2) a guaranty of Exelon Generation Company, L.L.C. in the amount of $[***] (the "Exelon Guaranty"), (3) a letter of credit posted by Enron Corp. in the amount of $[***] (the "Enron LC," and together with the Enron Guaranty, the "Enron Credit Support") and (4) a letter of credit posted by Sithe Energies, Inc. in the amount of $[***] (the "Sithe Energies LC," and together with the Exelon Guaranty, the "Exelon/SEI Credit Support") or in such other combination or forms as shall be reasonably acceptable to Party A. For so long as the Credit Support Reserve is in the form of the Enron Credit Support and the Exelon/SEI Credit Support (as described above), any amounts drawn from the Credit Support

                     ***CONFIDENTIAL TREATMENT REQUESTED***

                  Reserve pursuant to this Section 4(i) shall be allocated between and drawn from the Enron Credit Support and the Exelon/SEI Credit Support as follows: forty percent (40%) from the Enron Credit Support and sixty percent (60%) from the Exelon/SEI Credit Support. Whether an amount is to be drawn from the Enron Credit Support or the Exelon/SEI Credit Supoort, such amount shall first be drawn on any letters of credit then available. Whether in the form of cash, letter(s) of credit or guaranty(ies), the Credit Support Reserve amounts shall be reduced from time to time in accordance with Section 4(i)(v).

            (ii) The Credit Support Amount required during the term of this Agreement shall correspond to the following schedule, as such amounts shall be reduced from time to time in accordance with
                  Section 4(i)(v). For purposes of this schedule, "Year 1" refers to the period from the date of this Agreement through December 31, 2001 and each subsequent "Year" refers to the next calendar year.

                           YEAR                        CREDIT SUPPORT AMOUNT
                           ----                        ---------------------
                           1 through 10                        $[***]
                           11                                  $[***]
                           12                                  $[***]
                           13 through end of term              $[***]

            (iii) The Credit Support Amount and the maintenance of the Credit
                  Support Reserve shall be subject to the following terms and conditions. Following the tenth year of the term of this Agreement and for each subsequent year, Party B shall be entitled to a reduction in the amount of the Credit Support Reserve equal to the positive difference between the amount required to be maintained in the Credit Support Reserve for the year reaching termination and the amount required to be maintained in the Credit Support Reserve for the next upcoming year. To the extent that the Credit Support Amount is maintained in a cash account, interest on such Credit Support Amount shall be payable quarterly to Party B.

            (iv) Party A and Party B acknowledge that the Credit Support Reserve will be applied exclusively to pay Party A certain Floating Price Amounts under Confirmation #1A dated as of July 1, 2001 during Blue Periods (as defined below). For purposes of the foregoing, a "Blue Period" shall mean a period during which Party B is unable to effectuate a physical hedge against all or any portion of its financial obligation as the Floating Price Payor during a Calculation Period. Party B shall advise Party A of the existence of a Blue Period at such time as Party A delivers a Calculation Period Notice, or at any time thereafter that Party B becomes aware of its inability to effectuate a physical hedge against all or any portion of its financial obligation as the Floating Price Payor during a Calculation Period. Party B shall also provide Party A with notice of the end of any Blue Period or such period that would otherwise have constituted a Blue Period had Party A provided a Calculation Period Notice. The existence of a Blue Period shall in no way affect Party B's obligations to make settlement as the Floating Price Payor under the Transaction. On each Settlement Date following a calendar month during which a Blue Period has occurred, the Parties shall calculate the positive difference, if any, between (a) the portion of the Floating Price payable during the Blue Periods occurring during such calendar month minus (b) the sum of (A) the portion of the Fixed Price payable during the Blue Periods occurring during such calendar month plus (B) the Execution Amount payable with respect to such calendar month (the "Cash Shortfall"). If there is a Cash Shortfall, on the immediately succeeding Payment Date, Party A shall be entitled to draw upon the Credit Support Reserve in an amount equal to the lesser of the Cash Shortfall and the amount then available under the Credit Support Reserve. On each Payment

                     ***CONFIDENTIAL TREATMENT REQUESTED***

                  Date, if the amount of the Cash Shortfall, if any, exceeds the amount then available under the Credit Support Reserve, any excess Cash Shortfall shall be carried over to the immediately succeeding Payment Date with interest calculated from such Payment Date until the next Payment Date, at a rate per annum equal to the prime rate reported in The Wall Street Journal's "Money Rates" column (or any similar column published in The Wall Street Journal in replacement thereof) for the immediately preceding business day; provided that for any twelve-month period, Party B's aggregate liability for Cash Shortfalls (including interest) occurring during such twelve-month period shall not exceed the sum of (1) the amount of the Credit Support Reserve at the beginning of such twelve-month period, plus (2) the Execution Amounts payable during such twelve-month period. At the end of the term of Confirmation #1A, Party B shall be entitled to cancel or terminate each letter of credit and each guaranty and retain any cash amounts, in each case in respect of the Credit Support Reserve.

            (v) If at any time, Party A draws upon amounts under the Credit Support Reserve, the Credit Support Reserve and the Credit Support Amount for that year and for all subsequent years of the term shall be reduced by such amount. If at any time during the term of this Agreement, Party A is paid amounts from the Credit Support Reserve, or Party B is required to pay Party A Cash Shortfalls utilizing funds or credit support available in the Credit Support Reserve, Party B, notwithstanding such payments or any other provision contained herein, shall have no obligation, and is expressly relieved from any obligation, to provide additional credit support that would have the effect of replenishing the amounts contained in the Credit Support Reserve. Under no circumstances shall Party B's aggregate liability to Party A under this Agreement for the term of the Agreement exceed the sum of (a) $[***] (reduced by any amounts returned to Party B in years 11 through the end of the term pursuant to Section 4(i)(iii)), plus (b) the sum of the Execution Amounts during the term of the Agreement retained by Party A pursuant to Section 4(i)(iv). If at any time during the term of this Agreement, the amount of the Credit Support Reserve has been reduced to zero, then under no circumstances thereafter shall Party B's aggregate liability for Cash Shortfalls (including interest) occurring during any twelve-month period exceed the sum of the Execution Amounts payable during such twelve-month period.

            (vi) Party A expressly waives any rights it may have to seek or receive any Cash Shortfall in excess of the aggregate and annual liability limits set forth in Section 4(i)(v). Party A expressly waives any rights it may have to seek or receive any Cash Shortfall that may exist following the termination of Confirmation #1A. In addition, the Parties expressly acknowledge and agree that the sole remedy with respect to any Cash Shortfall which may occur or exist is set forth in this
                  Section 4(i) and any failure of Party B to otherwise pay or cause to be paid any Cash Shortfall shall not constitute an event of default under this Agreement.

      (j) CREDIT SUPPORT PROVIDER. Any requirements related to Credit Support Providers under the Master Agreement shall not apply except as set forth in
Section 4(i).

      (k) PRIOR SWAPS. Party A and Party B may have entered into (either directly, or as successor-in-interest to) certain swaps and similar agreements ("Existing Transactions") prior to the execution of this Agreement, which they hereby agree shall not constitute Transactions under this Agreement.

PART 5. OTHER PROVISIONS.

                     ***CONFIDENTIAL TREATMENT REQUESTED***

      (a) REPRESENTATIONS. Section 3 is hereby replaced in its entirety with the following:

            (i)   PARTY A'S REPRESENTATIONS

                  Party A hereby represents and warrants as follows:

                  (1) It is a corporation duly organized and validly existing and in good standing under the laws of Texas and is duly qualified to do business and in good standing in the State of New York.

                  (2) It has all requisite power and authority to carry on the business to be conducted by it and to enter into this Agreement and the transactions contemplated hereby, and perform and carry out all covenants and obligations on its part to be performed under and pursuant to this Agreement.

                  (3) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on its part and do not require any other actions or proceedings or any shareholder approval or consent of any trustee or holder of any indebtedness of Party A.

                  (4) This Agreement has been duly executed and delivered on behalf of Party A by the appropriate officers of Party A and constitutes the legal, valid and binding obligation of Party A, enforceable against Party A in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium and other similar laws applicable to creditors' rights generally, and except as the enforceability thereof may be limited by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

                  (5) (i) It is entering into this Agreement including, without limitation, any Credit Support Document to which it is a party and each Transaction, in conjunction with its line of business (including financial intermediation services) or the financing of its business; and (ii) with respect to Options (other than weather-related options), it is a producer, processor, commercial user of, or merchant handling, the commodity subject to the Transaction or the products or byproducts thereof, and is entering into each Option Transaction solely for purposes related to its business as such; and (iii) with respect to any weather-related Transactions, it is exposed in the conduct of its business to the risk of variations in weather and is entering into such Transactions to manage or offset such risks.

                  (6) It constitutes an "eligible swap participant" as such term is defined in Rule 35.1(b)(2) of the Commodity Futures Trading Commission, 17 C.F.R.ss.35.1(b)(2)
                        (1993).

                  (7) The economic terms of this Agreement, any Credit Support Document to which it is a party, and each Transaction have been individually tailored and negotiated by it; the creditworthiness of the other party was a material consideration in its entering into or determining the terms of this Agreement, such Credit Support Document, and such Transaction; and the transferability of this Agreement, such Credit Support Document, and such Transaction is restricted as provided herein and therein.

                     ***CONFIDENTIAL TREATMENT REQUESTED***

                  (8) In connection with the negotiation of, the entering into, and the confirming of the execution of, this Agreement, any Credit Support Document to which it is a party, and each Transaction: (i) it is acting as principal (and not as agent or in any other capacity, fiduciary or otherwise); (ii) the other party is not acting as a fiduciary or financial or investment advisor for it; (iii) it is not relying upon any representations (whether written or oral) of the other party other than the representations expressly set forth in this Agreement and in such Credit Support Document; (iv) the other party has not given to it (directly or indirectly through any other person) any advice, counsel, assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (either legal, regulatory, tax, financial, accounting, or otherwise) of this Agreement, such Credit Support Document, or such Transaction; (v) it has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary, and not upon any view expressed by the other party; (vi) all trading decisions have been the result of arm's length negotiations between the parties; and (vii) it is entering into this Agreement, such Credit Support Document, and such Transaction with a full understanding of all of the risks hereof and thereof (economic and otherwise), and it is capable of assuming and willing to assume (financially and otherwise) those risks.

            (ii)  PARTY B'S REPRESENTATIONS

                  Party B hereby represents and warrants as follows:

                  (1) It is a limited partnership duly organized and validly existing and in good standing under the laws of Delaware and is duly qualified to do business and in good standing in the State of New York.

                  (2) It has all requisite power and authority to carry on the business to be conducted by it and to enter into this Agreement and the transactions contemplated hereby, and perform and carry out all covenants and obligations on its part to be performed under and pursuant to this Agreement.

                  (3) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on its part and do not require any other actions or proceedings or any partnership approval or consent of any trustee or holder of any indebtedness of Party B.

                  (4) This Agreement has been duly executed and delivered on behalf of Party B by the appropriate officers of the general partner of Party B and constitutes the legal, valid and binding obligation of Party B, enforceable against Party B in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium and other similar laws applicable to creditors' rights generally and except as the enforceability thereof may be limited by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

                  (5) (i) It is entering into this Agreement including, without limitation, any Credit Support Document to which it is a party and each Transaction, in conjunction with its line of business (including financial intermediation

                     ***CONFIDENTIAL TREATMENT REQUESTED***
                        services)or the financing of its business; and (ii) with respect to Options (other than weather-related options), it is a producer, processor, commercial user of, or merchant handling, the commodity subject to the Transaction or the products or byproducts thereof, and is entering into each Option Transaction solely for purposes related to its business as such; and (iii) with respect to any weather-related Transactions, it is exposed in the conduct of its business to the risk of variations in weather and is entering into such Transactions to manage or offset such risks.

                  (6) It constitutes an "eligible swap participant" as such term is defined in Rule 35.1(b)(2) of the Commodity Futures Trading Commission, 17 C.F.R.ss.35.1(b)(2)
                        (1993).

                  (7) The economic terms of this Agreement, any Credit Support Document to which it is a party, and each Transaction have been individually tailored and negotiated by it; the creditworthiness of the other party was a material consideration in its entering into or determining the terms of this Agreement, such Credit Support Document, and such Transaction; and the transferability of this Agreement, such Credit Support Document, and such Transaction is restricted as provided herein and therein.

                  (8) In connection with the negotiation of, the entering into, and the confirming of the execution of, this Agreement, any Credit Support Document to which it is a party, and each Transaction: (i) it is acting as principal (and not as agent or in any other capacity, fiduciary or otherwise); (ii) the other party is not acting as a fiduciary or financial or investment advisor for it; (iii) it is not relying upon any representations (whether written or oral) of the other party other than the representations expressly set forth in this Agreement and in such Credit Support Document; (iv) the other party has not given to it (directly or indirectly through any other person) any advice, counsel, assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (either legal, regulatory, tax, financial, accounting, or otherwise) of this Agreement, such Credit Support Document, or such Transaction; (v) it has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary, and not upon any view expressed by the other party; (vi) all trading decisions have been the result of arm's length negotiations between the parties; and (vii) it is entering into this Agreement, such Credit Support Document, and such Transaction with a full understanding of all of the risks hereof and thereof (economic and otherwise), and it is capable of assuming and willing to assume (financially and otherwise) those risks.

      (b) DEFINITIONS. This Agreement, each Confirmation, and each Transaction are subject to the 1991 ISDA Definitions as amended, supplemented, updated, restated (including the 1993 ISDA Commodity Derivatives Definitions and the 2000 Supplement) (the "Definitions"), each as published by the International Swaps and Derivatives Association, Inc. ("ISDA"), and will be governed in all respects by the Definitions (except that references to "Swap Transactions" in the Definitions will be deemed to be references to "Transactions"). The Definitions, as so modified, are incorporated by reference in, and made part of, this Agreement and each Confirmation as if set forth in full in this Agreement and such Confirmations. In the event of any inconsistency between the provisions of this Agreement and the Definitions, this Agreement will prevail. In the event of any inconsistency between the provisions of any

                     ***CONFIDENTIAL TREATMENT REQUESTED***

Confirmation and this Agreement or the Definitions, such Confirmation will prevail for the purpose of the relevant Transaction.

      (c) ACCOUNTS. If a Confirmation does not state the account to which United States Dollar payments are to be made, they shall be made as follows:

                      PARTY A                        PARTY B
                      -------                        -------

Pay:                  Bank One, NA-Chicago           The Bank of New York;
                                                     Corporate Trust/GLA 111-565

For the Account of:   Dynegy Power Marketing, Inc.   Sithe Independence PWR
                                                     Project Revenue Fund

Account #/CHIPS UID:  552-7651                       229289

Fed. ABA #:           071000013                      021000018

      (d) PROCEDURES FOR ENTERING INTO TRANSACTIONS. On or promptly following the date on which the parties reach agreement on the terms of a Transaction as contemplated by the first sentence of Section 9(e)(ii), Party A will send to Party B a Confirmation. Party B will promptly thereafter confirm the accuracy of (in the manner required by Section 9(e)(ii)), or request the correction of, such Confirmation (in the latter case, indicating how it believes the terms of such Confirmation should be correctly stated and such other terms which should be added to or deleted from such Confirmation to make it correct. If any dispute shall arise as to whether an error exists in a Confirmation, the parties shall resolve the dispute in good faith.

      (e) CONSENT TO RECORDINGS. Each party consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between employees of the parties, waives any further notice of such monitoring or recording.

      (f) SETOFF. The Parties hereby agree that they shall discharge mutual debts and payment obligations due and owing to each other under this Agreement through netting each calendar month on the Payment Date, in which case all amounts owed by each Party to the other Party under this Agreement during the monthly billing period, including, interest, and payments or credits, shall be netted so that only the excess amount remaining due shall be paid by the Party who owes it. Except as provided in the preceding sentence, the amounts due Party A from Party B and the amounts due Party B from Party A shall constitute separate and independent obligations and may not be offset or net against each other or offset or net against any other amounts due between the Parties (whether under this Agreement or otherwise).

      (g) LIMITATION OF LIABILITY. Neither Party, nor their respective officers, directors, partners, agents, employees or Affiliates, shall be liable to the other Party or its Affiliates, officers, directors, trustees, partners, agents, employees, successors or assigns, for claims for incidental, special, indirect, consequential or punitive damages of any nature connected with or resulting from performance or breach of this Agreement, including, without limitation, claims in the nature of lost revenues, income or profits (other than payments specifically provided for and properly due under this Agreement) or losses, damages or liabilities under any financing, lending or construction contracts, agreements or other arrangements, irrespective of whether such claims are based upon warranty, negligence, strict liability, contract, operation of law or otherwise.

      (h) DEFAULT. The occurrence of any one or more of the following events shall constitute an Event of Default under this Agreement:

                  (i) A material breach of any material term or condition of this Agreement, including, but not limited, to (i) any material breach of a representation, warranty or

                     ***CONFIDENTIAL TREATMENT REQUESTED***
                        covenant made in this Agreement, and (ii) failure of either Party to make a required payment to the other Party of amounts due hereunder.

                  (ii) A failure of Guarantor to provide Performance Assurance as defined in the Guaranty Agreement dated as of the date hereof by Guarantor (as amended, supplemented or modified and in effect from time to time, the "Guaranty Agreement") or a guaranty or other credit assurance acceptable to Party B, within the time required pursuant to Section 6 of the Guaranty Agreement.

                  (iii) A receiver or liquidator or trustee of either Party or of any of its property shall be appointed by a court of competent jurisdiction, and such receiver, liquidator or trustee shall not have been discharged within one hundred twenty (120) Days, or by decree of such a court, a Party shall be adjudicated bankrupt or insolvent or any substantial part of its property shall have been sequestered, and such decree shall have continued undischarged and unstayed for a period of one hundred twenty (120) Days after the entry thereof; or a petition to declare bankruptcy or to reorganize a Party pursuant to any of the provisions of the Federal Bankruptcy Code, as now in effect or as it may hereafter be amended, or pursuant to any other similar state statute as now or hereafter in effect, shall be filed against a Party and shall not be dismissed within one hundred twenty (120) Days after such filing.

                  (iv) A Party shall file a voluntary petition in bankruptcy under any provision of any federal or state bankruptcy law or shall consent to the filing of any bankruptcy or reorganization petition against it under any similar law; or, without limiting the generality of the foregoing, a Party shall file a petition or answer or consent seeking relief or assisting in seeking relief in a bankruptcy under any provision of any federal or state bankruptcy law or shall consent to the filing of any bankruptcy or reorganization petition against it under any similar law, or, without limiting the generality of the foregoing, a Party shall file a petition or answer or consent seeking relief or assisting in seeking relief in a proceeding under any of the provisions of the Federal Bankruptcy Code, as now in effect or as it may hereafter be amended, or pursuant to any other similar state statute as now or hereafter in effect, or an answer admitting the material allegations of a petition filed against it in such a proceeding; or a Party shall make an assignment for the benefit of its creditors; or a Party shall admit in writing its inability to pay its debts generally as they become due; or a Party shall consent to the appointment of a receiver, trustee or liquidator of it or of all or part of its property.

                  (v) The occurrence and continuation of a default, event of default or other similar condition or event in respect of such Party (or an Affiliate of such Party) under the Energy Management Agreement dated as of July 1, 2001 by and among the Parties and Dynegy Marketing and Trade.

      Upon the occurrence of any such Event of Default other than those described in Section 5(h)(ii),(iii) and (iv), the Party not in default shall give written notice of the Event of Default to the defaulting Party. Such notice of default shall set forth, in reasonable detail, the nature of the default and, where known and applicable, the steps necessary to cure such default. Following receipt of such notice, the defaulting Party shall have:

      (1) ten (10) Days in the case of the failure of the defaulting Party to make a required payment to the other Party of amounts due hereunder; or

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      (2)   thirty (30) Days in the case of any other Event of Default described in Sections 5(h)(i) and 5(h)(v):

to cure such default or, in the case of an Event of Default under (2), to commence in good faith and continue to diligently pursue all such steps as shall be reasonably necessary and appropriate to cure such default in the event such default cannot reasonably be completely cured within such thirty (30) Day period.

      Notwithstanding the foregoing, after the occurrence of any such Event of Default and the expiration of all applicable cure periods with respect thereto without such default being cured, the non-defaulting Party shall be entitled (i) to suspend performance under this Agreement or to terminate this Agreement, (ii) to commence an action to require the defaulting Party to remedy such default and specifically perform its duties and obligations hereunder in accordance with the terms and conditions hereof and (iii) to exercise such other rights and remedies as it may have at equity or at law, but subject to any limitation on damages otherwise provided for under this Agreement.

      (i) CONDITIONS PRECEDENT. The obligations of Party B to consummate the transactions contemplated by this Agreement shall be subject to fulfillment of the following conditions, unless waived in writing by Party B:

                  (i) Party A shall have delivered a duly executed Acknowledgement and Consent in the form of Exhibit A or such other form as Party B may approve;

                  (ii) Dynegy Holdings Inc. ("Guarantor") shall have delivered a duly executed Guaranty Agreement in the form of Exhibit B or such other form as Party B may approve;

                  (iii) Guarantor shall have delivered a duly executed
                        Acknowledgement and Consent in the form of Exhibit 2 to Exhibit B or such other form as Party B may approve; and

      (j)   INDEMNIFICATION

                  (i) Party A shall indemnify, defend and hold harmless Party B and its Affiliates and their officers, directors, trustees, employees and agents from and against any and all claims, demands, suits, losses, damages, liabilities, costs and expenses (including reasonable attorney's fees and costs of investigation) for damage to tangible property of third parties and injury to or death of persons (other than Party B's employees or Party A's employees) to the extent caused by, arising out of or related to the gross negligence or willful misconduct of Party A in connection with or resulting from Party A's performance or breach of this Agreement.

                  (ii) Party B shall indemnify, defend and hold harmless Party A and its Affiliates and their officers, trustees, directors, employees and agents from and against any and all claims, demands, suits, losses, damages, liabilities, costs and expenses (including reasonable attorney's fees and costs of investigation) for damage to the tangible property of third parties and injury to or death of persons (other than Party A's employees and Party B's employees) to the extent caused by, arising out of or relating to the gross negligence or willful misconduct of Party B in connection with or resulting from Party B's performance or breach of this Agreement.

                  (iii) A Party which becomes entitled to indemnification under this Agreement (the "Indemnified Party") shall give written notice to the other Party (the "Indemnifying Party") of the occurrence of the events which give rise to such right of indemnification within 30 Days of the Indemnified Party becoming aware of the occurrence thereof. Such notice shall describe the claim, the basis thereof and

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                        shall indicate an estimate of the amount of the claim.
                        To the extent that the Indemnifying Party is prejudiced by any failure of the Indemnified Party to provide such notice, such notice shall be a condition precedent to the liability of the Indemnifying Party under this
                        Section 5(j).

                  (iv) At the Indemnified Party's request, the Indemnifying Party shall, at its cost and expense, defend (with counsel reasonably acceptable to the Indemnified Party) any suit asserting a claim against the Indemnified Party with respect to which the Indemnified Party is entitled to indemnification hereunder, and shall pay all costs and expenses incurred by the Indemnified Party to enforce its right to indemnification. The Indemnified Party may, at its own expense, retain separate counsel and participate in the defense of any such suit. Neither Party may settle or compromise a claim or suit without the consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed.

                  (v)   The indemnification obligations of each party under this
                        Section 5(j) shall not be limited in any way by any limitation on insurance, by the amount or types of damages, or by any compensation or benefits payable by the parties under Worker's Compensation Acts, disability benefit acts or other employee acts or otherwise. The provisions of this Section 5(j) shall survive termination, cancellation, suspension, completion or expiration of this Agreement.

      (k) ASSIGNMENT. Section 7 of the Master Agreement shall not apply and shall be replaced by this Section 5(k).

                  (i) This Agreement and all of the provisions hereof (including any Confirmations or Transactions hereunder) shall be binding upon, and inure to the benefit of, the Parties hereto and their respective successors and permitted assigns, but neither this Agreement (including any Confirmations or Transactions hereunder) nor any of the rights, interests or obligations hereunder shall be assigned, except to an Affiliate or successor, by either Party hereto, whether by operation of law or otherwise, without the prior written consent of the other Party, which consent may not be unreasonably withheld or delayed. No assignment of all or any portion of the rights, interests or obligations permitted pursuant to the immediately preceding sentence shall relieve or discharge the assignor from any of its obligations under this Agreement (including any Confirmations or Transactions hereunder) without the prior written consent of the non-assigning Party, which consent shall not be unreasonably withheld or delayed. Any assignment of this Agreement (including any Confirmations or Transactions hereunder) in violation of the foregoing shall be, at the option of the non-assigning Party, void.

                  (ii) Notwithstanding the foregoing provisions of Section 5(k)(i), (1) Party A may assign all or any portion of its rights and obligations hereunder (including any rights and obligations under Confirmations or Transactions hereunder) to any of its Affiliates, (2) Party B may assign all or any portion of its rights and obligations hereunder (including any rights and obligations under Confirmations or Transactions hereunder) to any of its Affiliates (including, without limitation, Sithe Power Marketing, L.P., a Delaware limited partnership), and (3) Party B may assign, transfer, pledge or otherwise dispose of its rights and interests hereunder (including any rights and obligations under Confirmations or Transactions hereunder) to a trustee or lending institution for the purposes of financing or refinancing any of its assets, including upon or pursuant to the exercise of remedies with respect to such financing or refinancing, or by way of assignments, transfers, pledges or other dispositions in lieu thereof, provided, however, that no such assignment of all or any portion of the rights, interests or obligations of a party pursuant to this
                        Section 5(k)(ii) shall relieve or discharge the assignor from

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                                       13
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                        any of its obligations under this Agreement unless the
                        non-assigning Party consents to such release or discharge in accordance with Section 5(k)(i). With respect to clause (3) of this Section 5(k)(ii), Party A agrees to execute and deliver such documents as may be reasonably necessary to accomplish any such assignment, transfer, pledge or other disposition of rights hereunder, so long as Party A's rights under this Agreement are not thereby altered, amended, diminished or otherwise impaired.

      (l) MISCELLANEOUS

                  (i) Section 13 of the Master Agreement shall not apply and shall be replaced by this Section 5(l)(i).

                        Each of the Parties hereby irrevocably and unconditionally:

                        (1) submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States for the Southern District of New York and appellate courts from any thereof;

                        (2) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the other Party at its address set forth in Section 4 of this Schedule, or at such other address of which the other Party shall have been notified pursuant thereto; and

                        (3) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by Law.

                  (iii) Except as otherwise provided in this Agreement, any
                        failure of a Party to comply with any obligation, covenant, agreement or condition herein may be waived by the Party entitled to the benefits thereof only by a written instrument signed by the Party granting such waiver, but such waiver shall not operate as a waiver of, or estoppel with respect to, any subsequent failure of the first Party to comply with such obligation, covenant, agreement or condition.

                  (iv) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized officers as of the date first written above.

DYNEGY POWER MARKETING, INC.          SITHE/INDEPENDENCE POWER PARTNERS, L.P.
(PARTY A)                             (PARTY B)


By:     /s/ Miles Allen               By:  SITHE/INDEPENDENCE, INC.,
     --------------------------
                                           ITS GENERAL PARTNER

                                               /s/ Martin B. Rosenberg
                                            ----------------------------------
Name: Miles Allen                           Name: Martin B. Rosenberg

Title:    Vice President                    Title:    Senior Vice President

Date:   July 1, 2001                        Date:   July 1, 2001

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EXHIBIT A

                           ACKNOWLEDGMENT AND CONSENT

      Acknowledgment and Consent (this "CONSENT") dated as of July 1, 2001 between Dynegy Power Marketing, Inc., a Texas corporation (together with its successors and assigns, the "COMPANY") and Sithe/Independence Power Partners, L.P., a Delaware limited partnership (together with its successors and assigns, the "PARTNERSHIP"), to and for the benefit of Manufacturers and Traders Trust Company, a New York banking corporation, in its capacity as collateral agent (together with successors and assigns in that capacity, the "COLLATERAL AGENT").

      SECTION 1. CONSENT TO ASSIGNMENTS, ETC.

      The Company hereby (a) acknowledges that it has been advised of that certain Security Agreement and Assignment of Contracts dated as of January 1, 1993 (as amended, supplemented or modified and in effect from time to time, the "SECURITY AGREEMENT") between the Collateral Agent and the Partnership, (b) consents, subject to the provisions of this Consent, to the collateral assignment by the Partnership of the MASTER AGREEMENT, dated as of July 1, 2001, the SCHEDULE TO THE MASTER AGREEMENT dated as of July 1, 2001 attached thereto, and CONFIRMATION #1A thereunder dated as of July 1, 2001 between the Company and the Partnership (as amended, supplemented or modified and in effect from time to time, collectively, the "ASSIGNED CONTRACT") as collateral for the Partnership's obligations to the Secured Parties (as defined in the Security Agreement), and any subsequent assignments by the Collateral Agent, on behalf of the Secured Parties, (c) acknowledges the right of the Collateral Agent, following an Event of Default (as defined in the Security Agreement) by the Partnership, to make all demands, give all notices, take all actions and exercise all rights of the Partnership under the Assigned Contract as the Partnership could have taken absent the Event of Default, and (d) acknowledges and agrees that the Collateral Agent succeeding to the rights and obligations of the Partnership under the Assigned Contract shall not, in and of itself, constitute or cause a default by the Partnership under the Assigned Contract.

SECTION 2. PAYMENT OF ASSIGNED SUMS

      All payments (if any) to be made by the Company to the Partnership under the Assigned Contract shall be made by wire transfer to the account specified in
Section 5(e) of the Assigned Contract.

SECTION 3. REPRESENTATIONS OF COMPANY

      (a)   The Company represents and warrants that as of the date hereof:

      (i) AUTHORIZATION. The execution, delivery and performance by the Company of this Consent has been duly authorized by all necessary action on the part of the Company and does not require any approval or consent of any [shareholder] of the Company or any holder (or any trustee for any holder) of any indebtedness or other obligation of the Company, except as has been heretofore obtained.

      (ii) EXECUTION; DELIVERY; BINDING AGREEMENT. This Consent has been duly executed and delivered on behalf of the Company by the appropriate [officers] [representatives] of the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium and other similar laws applicable to creditors' rights generally and except as the enforceability thereof may be limited by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

      (iii) NO DEFAULT OR AMENDMENT. As of the date hereof, neither the Company nor, to the knowledge of the Company, the Partnership is in default under the Assigned Contract. The Company has no existing claims, counterclaims, offsets or defenses against the

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                                       1

            Partnership in respect of the Assigned Contract except for routine claims for payment under the Assigned Contract.

      SECTION 4. RIGHTS OF SECURED PARTIES

      The Company agrees that, subject to the provisions of this Consent, the Secured Parties shall have the following rights with respect to the Assigned
Contract:

      (a) Notwithstanding anything to the contrary contained in the Assigned Contract, the Assigned Contract shall not be terminated or cancelled by action of the Company and shall not be deemed abandoned or surrendered without prior notice in writing to the Collateral Agent specifying the Partnership's default (hereinafter called a "NOTICE"). Any such Notice shall contain a copy of the notice of default sent to the Partnership and shall be delivered to the Collateral Agent when the Company delivers a notice of default to the Partnership under the Assigned Contract. The Collateral Agent shall have the right (but not the obligation) to cure the defaults listed in any Notice within the same period of time provided in the Assigned Contract for the Partnership to cure such default; PROVIDED, HOWEVER, if the nature of any non-monetary default on the part of the Partnership under the Assigned Contract is such that it cannot be cured by the Collateral Agent without the Collateral Agent having taken possession of the Project (as defined in the Security Agreement), then the Collateral Agent's time for commencing such cure shall be extended for such reasonable period of time as is necessary for the Collateral Agent to lawfully obtain possession of the Project; PROVIDED, FURTHER, that the Collateral Agent shall at all times be seeking by all reasonable and lawful means to obtain such possession. Once the defaults listed in any Notice are timely cured by the Collateral Agent, there shall no longer be deemed to be any default under the Assigned Contract in respect of such defaults so cured. The curing of any defaults under the Assigned Contract shall not in and of itself be construed as an assumption by the Collateral Agent or any of the Secured Parties of any of the obligations, covenants or agreements of the Partnership under the Assigned Contract.

      (b) If a notice of election is delivered to the Company as provided in
Section 5 below, the Company will accept performance of the Partnership's obligations (as specified in such notice of election) under the Assigned Contracts by the Collateral Agent, or its nominee(s) acting for the Secured Parties, as the case may be, in lieu of the Partnership's performance of such obligations.

      (c) Upon any transfer of the Partnership's rights under the Assigned Contract pursuant to the exercise of the Collateral Agent's rights under this Consent, the Collateral Agent or any third party to which such rights are transferred by the Collateral Agent (hereinafter, a "THIRD PARTY TRANSFEREE") shall, upon the Company's reasonable satisfaction with the Collateral Agent's or such Third Party Transferee's financial condition and subject to all applicable laws, rules and regulations, succeed to all of the Partnership's right, title and interest under and in connection with the Assigned Contract and shall be obligated to perform all of the terms and conditions of the Assigned Contract, except that the Collateral Agent or any Third Party Transferee shall not be required to perform or cause to be performed any of the Partnership's obligations under the Assigned Contract (except for the Partnership's obligation for the payment of all amounts due and payable to the Company under the terms of the Assigned Contract including any interest applicable thereon) that remain unperformed at the time that the Collateral Agent or such Third Party Transferee is transferred such Assigned Contract other than continuing non-monetary defaults under the Assigned Contract which are capable of performance by the Collateral Agent or the Third Party Transferee or be liable for any prior act or omission of the Partnership, and upon the transfer by the Collateral Agent of its rights and interests and the rights and interests of the Partnership under the Assigned Contracts to a Third Party Transferee, the Collateral Agent and the Partnership shall be relieved of all obligations under the Assigned Contract arising after such transfer.

         (d) In the event that (i) the Assigned Contract is rejected by a trustee or any person exercising the powers of a trustee in any bankruptcy or insolvency proceeding applicable to the Partnership or (ii) the Assigned Contract is terminated as a result of any bankruptcy or insolvency proceeding applicable to the Partnership, the Company shall, subject to all applicable laws, rules and regulations, execute and deliver to the Collateral Agent and its designees, successors and assigns a new

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                                       2
contract; PROVIDED that the Company shall be required to execute a new contract with the Collateral Agent only if the Collateral Agent or its designees, successors or assigns shall within ten (10) business days of entering into such new contract, cure all defaults for failure to pay all amounts due and payable to the Company under the Assigned Contract, including any interest applicable thereon. The new contract shall, subject to all applicable laws, rules and regulations, contain the same covenants, agreements, terms, provisions and limitations as the Assigned Contract (except for any requirements with respect to past performance which have been fulfilled by the Partnership or the Collateral Agent or its designees, successors and assigns hereunder).

      SECTION 5. LIABILITY OF SECURED PARTIES

      The Collateral Agent, on behalf of the Secured Parties, and its successors and assigns, shall have no right or power to enforce the Assigned Contract, and assumes no duty or obligation thereunder unless and until the Collateral Agent shall have notified the Company that it has elected to exercise its rights and remedies under the Security Agreement and to substitute itself in the position of the Partnership under the Assigned Contracts and has agreed in a written instrument executed by the Collateral Agent to be bound by all terms and conditions of the Assigned Contract applicable to the Partnership.

      SECTION 6. FURTHER ASSURANCES

      The Company hereby agrees to execute and deliver all such instruments and take all such actions as may be reasonably necessary to effectuate fully the purposes of this Consent, provided, however, that such further assurances shall not expand the liability, or obligations arising under this Consent or dilute any rights or remedies otherwise accruing to Company under this Consent.

      SECTION 7. NOTICES

      All notices and other communications hereunder shall be in writing, shall refer on their face to the Assigned Contract (although failure to so refer shall not render any such notice or communication ineffective), shall be sent by first class mail, facsimile, by hand or overnight courier service and shall be directed:

      (a)   if to the Company, in accordance with the Assigned Contract;

      (b)   if to the Collateral Agent, addressed to:
            Manufacturers and Traders Trust Company
            One M&T Plaza
            Buffalo, New York 14203
            Attention: Corporate Trust Department

      (c)   if to the Partnership, in accordance with the Assigned Contract; and

      (d) to such other address as any party may designate by notice to the other party hereto given pursuant hereto.

SECTION 8. MISCELLANEOUS

      (a) GOVERNING LAW. This Consent shall be governed by and construed in accordance with the law of the State of New York as to all matters (without giving effect to conflict of law principles). Each of the Company and the Partnership hereby irrevocably waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceedings arising out of or relating to this Consent.

      (b) SUBMISSION TO JURISDICTION. Each of the Parties hereby irrevocably and unconditionally:

      (i) submits for itself and its property in any legal action or proceeding relating to this Consent, or for recognition and enforcement of any judgment in respect thereof, to the non-

                     ***CONFIDENTIAL TREATMENT REQUESTED***
            exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States for the Southern District of New York and appellate courts from any thereof;

      (ii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the other Party at its address set forth in Section 7, or at such other address of which the other Party shall have been notified pursuant thereto; and

      (iii) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law.

      (c) HEADINGS. The descriptive headings of the Articles and Sections of this Consent are inserted for convenience only and are not intended to affect the meaning, interpretation or construction of this Consent.

      (d) WAIVER. Except as otherwise provided in this Consent, any failure of a party to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver shall not operate as a waiver of, or estoppel with respect to, any subsequent failure of the first party to comply with such obligation, covenant, agreement or condition.

      (e) SEVERABILITY. Any provision of this Consent which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      (f) SUCCESSORS AND ASSIGNS. This Consent shall be binding upon and inure to the benefit of the Company, the Collateral Agent, the Partnership and their respective permitted successors and assigns.

      (g) COUNTERPARTS. This Consent may be executed in counterparts, all of which shall constitute one and the same Consent and each of which shall be deemed to be an original.

                     ***CONFIDENTIAL TREATMENT REQUESTED***

IN WITNESS WHEREOF, the parties hereto have executed this Consent as of the day and year first above written.

                                        DYNEGY POWER MARKETING, INC.

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        SITHE/INDEPENDENCE POWER PARTNERS, L.P.

                                        By: SITHE/INDEPENDENCE, INC.,
                                                its General Partner

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                     ***CONFIDENTIAL TREATMENT REQUESTED***

EXHIBIT B

                               GUARANTY AGREEMENT

      Base Guaranty Agreement (this "Guaranty") dated as of July 1, 2001 is made and entered into by Dynegy Holdings Inc., a Delaware corporation ("Guarantor"), to and for the benefit of Sithe/Independence Power Partners, L.P., a Delaware limited partnership ("Party B"), and its successors and permitted assigns.

                                   WITNESSETH:

      WHEREAS, Party B and Dynegy Power Marketing, Inc., a Texas corporation (together with its successors and permitted assigns, "Party A"), have entered into a MASTER AGREEMENT dated as of July 1, 2001, the SCHEDULE TO THE MASTER AGREEMENT dated as of July 1, 2001 attached thereto and Confirmation #1A thereunder dated as of July 1, 2001 (as amended, supplemented or modified from time to time, collectively, the "Agreement"), a copy of which is attached hereto as Exhibit 1;

      WHEREAS, Party A is an indirect, wholly owned subsidiary of Guarantor, and Guarantor will derive substantial benefit from the performance by Party B of its obligations under the Agreement;

      WHEREAS, it is a condition precedent to Party B's obligations under the Agreement that this Guaranty be duly executed and delivered to Party B; and

      WHEREAS, Guarantor is willing to enter into this Guaranty.

      NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Guarantor hereby covenants and agrees as follows:

      1. GUARANTY. Subject to the terms hereof, Guarantor hereby irrevocably, absolutely, and unconditionally guarantees to Party B and its successors and permitted assigns the due, punctual and full performance and payment of each and every obligation of Party A under the Agreement (each such obligation hereinafter referred to, individually, as a "Guaranteed Obligation" and, collectively, as the "GUARANTEED OBLIGATIONS") and agrees that, if for any reason whatsoever Party A shall fail or be unable duly, punctually and fully to perform or pay any such Guaranteed Obligation, Guarantor shall forthwith, upon demand as provided in Section 4 hereof, perform or pay such Guaranteed Obligation, or cause such Guaranteed Obligation to be performed or paid, without regard to any exercise or nonexercise by Party B, its successors or permitted assigns of any right, power or privilege under or in respect of the Agreement or the Guaranteed Obligations. In connection with the foregoing, Party B acknowledges that performance of the obligations of Party A under the Agreement, to the extent that such performance is for an obligation other than the payment of money, shall be accomplished by Guarantor causing such performance to occur through a third party or otherwise by the payment of money. This Guaranty shall be direct, immediate and primary and shall be a guaranty of performance and payment and not of collection, and is not conditioned or contingent upon any attempt to collect from Party A or upon any other event, contingency or circumstance whatsoever, except as expressly provided otherwise herein.

      2. OBLIGATIONS UNCONDITIONAL. Guarantor covenants to and agrees with Party B and its successors and permitted assigns that, to the fullest extent permitted by law, its obligations under this Guaranty are irrevocable, absolute and unconditional, shall remain in full force and effect, and shall not be impaired or affected by, or be subject to, any reduction, termination or other impairment by set-off, deduction, counterclaim, recoupment, interruption or otherwise, and Guarantor shall have no right to terminate this Guaranty or to be released, relieved or discharged, in whole or in part, from its performance or payment obligations referred to in this Guaranty for any reason whatsoever (other than the performance and payment in full of the Guaranteed Obligations), including
(a) any amendment, supplement or modification to, waiver of, consent to or departure from, or failure to exercise any right, remedy, power or

                     ***CONFIDENTIAL TREATMENT REQUESTED***
privilege under or in respect of, the Agreement, the Guaranteed Obligations or any other agreement or instrument relating thereto, (b) any insolvency, bankruptcy, reorganization, dissolution or liquidation of, or any similar occurrence with respect to, or cessation of existence of, or change of ownership of Party A, or any rejection of any of the Guaranteed Obligations in connection with any Proceeding (as defined in Section 3 below) or any disallowance of all or any portion of any claim by Party B, its successors or permitted assigns in connection with any Proceeding, (c) any lack of genuineness, legality, validity, regularity, enforceability or value of the Agreement, any of the Guaranteed Obligations, or any other agreement or instrument relating thereto, (d) the failure to create, preserve, validate, perfect or protect any security interest granted to, or in favor of, any person, (e) any substitution, modification, exchange, release, settlement or compromise of any security or collateral for or guaranty of any of the Guaranteed Obligations or failure to apply such security or collateral or failure to enforce such guaranty or (f) any other event or circumstance whatsoever that might otherwise constitute a legal or equitable discharge of a surety or guarantor (other than the payment in full of the Guaranteed Obligations, and any defenses that may be available to Party B under the Agreement), it being the intent of Guarantor that its obligations under this Guaranty shall be irrevocable, unconditional and absolute under any and all circumstances, except as expressly provided herein. This Guaranty and the obligations of Guarantor hereunder shall continue to be effective or be automatically reinstated, as the case may be, if at any time any payment by or on behalf of Party A is rescinded or must otherwise be restored by Party B, its successors or permitted assigns for any reason, including, but not limited to, as a result of any Proceeding with respect to Party A or any other person, as though such payment had not been made.

      3. INTEREST. The Guaranteed Obligations shall include, without limitation, interest accruing as part of the Guaranteed Obligations by the terms thereof following the commencement by or against Party A of any case or proceeding under any law relating to bankruptcy, insolvency, reorganization, winding-up, liquidation, dissolution or composition or adjustment of debt (hereinafter, a "PROCEEDING").

      4. DEMAND. If Party A shall fail or be unable duly, punctually and fully to perform or pay any Guaranteed Obligation, Party B, its successors or permitted assigns may at any time prior to the full performance or payment of such Guaranteed Obligation deliver notice of such failure or inability of Party A to perform or pay to Guarantor in writing, which notice shall reasonably specify the nature of such failure or inability to perform or pay, as the case may be and, in the case of a failure or inability to pay, the amount thereof (each such written notice hereinafter a "DEMAND"). Guarantor shall, upon receipt of a Demand, forthwith perform or pay such Guaranteed Obligation, or cause such Guaranteed Obligation to be performed or paid in full. Promptly on request, Guarantor shall reimburse Party B, its successors and permitted assigns for all costs and expenses (including reasonable attorneys' fees) incurred in enforcing Party B's, its successors' or permitted assigns' rights under this Guaranty, but only to the extent that Party B is successful in enforcing Party B's rights under this Guaranty.

      5. REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Party B and its successors and permitted assigns that as of the date hereof:

      (a) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, it has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Guaranty;

      (b) no authorization, approval, consent or order of, or registration or filing with, any court or other governmental body having jurisdiction over Guarantor is required on the part of Guarantor for the execution and delivery of this Guaranty;

      (c) this Guaranty has been duly executed and delivered by Guarantor and constitutes a valid and legally binding agreement of Guarantor enforceable against Guarantor in accordance with its terms, subject, however, to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as the enforceability thereof may be limited by general principles of equity (regardless of whether considered in a proceeding in equity or at law);

                     ***CONFIDENTIAL TREATMENT REQUESTED***

      (d) the execution, delivery and performance of this Guaranty have been duly authorized by all necessary corporate action and do not require any other actions or proceedings or any stockholder approval or consent of any trustee or holder of any indebtedness of Guarantor;

      (e) the execution, delivery and performance of this Guaranty and compliance by Guarantor with the terms hereof (i) will not violate any governmental approval or law applicable to it or any of its property, (ii) will not violate any provision of its certificate of incorporation, bylaws or other governing documents, and (iii) will not violate or constitute a default under any agreement or instrument to which it is a party or by which it or any of its property may be bound, or result in the creation or imposition of any lien upon any of its property, which violation, default or lien would have a material adverse effect on its ability to perform its obligations under this Guaranty;

      (f) except as disclosed in Guarantor's latest Form 10-K and any Form 10-Qs or Form 8-Ks subsequently filed with the Securities and Exchange Commission, there are no actions, suits, investigations or proceedings against Guarantor by or before any court, arbitrator, administrative or regulatory agency, or other governmental authority pending, or to its knowledge, threatened against or affecting it, its properties, or its assets that, if adversely determined, would reasonably be expected to have a material and adverse effect on its ability to perform its obligations under this Guaranty; and

      (g) it directly or indirectly owns all of the issued and outstanding shares of each class of capital stock of Party A.

      6. DOWNGRADE EVENT. If at any time any two of the credit ratings then assigned to Guarantor's unsecured, senior long-term debt obligations falls below "Investment Grade" from the Standard & Poor's Rating Group (a division of McGraw-Hill, Inc.) or its successor ("S&P"),"Investment Grade" from Moody's Investor Services, Inc. or its successor ("Moody's") or "Investment Grade" from Fitch IBCA, Inc. or its successor ("Fitch") (or if Guarantor is not rated by any of S&P, Moody's or Fitch), then Party B may require Guarantor to provide collateral in the form of either a substitute guaranty on terms and conditions substantially similar to this Guaranty (from a substitute guarantor whose unsecured, senior long-term debt obligations are rated at least "Investment Grade" from two of S&P, Moody's and Fitch) or other security reasonably acceptable to Party B and Party A ("Performance Assurance") in an amount determined by Party B in a commercially reasonable manner. The failure of Guarantor to provide such Performance Assurance or a guaranty or other credit assurance acceptable to Party B within twenty (20) business days of receipt of notice shall constitute an Event of Default under the Agreement and Party B will be entitled to the remedies set forth in the Agreement.

      7. AMENDMENT OF GUARANTY. No term or provision of this Guaranty shall be amended, modified, altered, waived, supplemented or terminated except in a writing signed by Guarantor and Party B or Party B's successors and permitted assigns.

      8. WAIVERS. To the fullest extent permitted by law, and except for the Demand required pursuant to Section 4 hereof, Guarantor hereby waives (a) all set-offs, counterclaims, presentments, demands for performance, notices of nonperformance, protests, notice of any of the matters referred to in Section 2, notices of protests, notices of dishonor, notice of any waivers or indulgences or extensions, and notices of every kind that may be required to be given by any statute or rule of law and notice of acceptance of this Guaranty, (b) diligence, presentment, and demand of payment, filing of claims with a court in connection with any Proceeding, protest or notice with respect to the Guaranteed Obligations and all demands whatsoever; and (c) any requirement that any action or proceeding be brought against Party A or any other person, or any requirement that any person exhaust any right, power or remedy or proceed against any other person, prior to any action against Guarantor under the terms hereof. No delay on the part of Party B, its successors or permitted assigns in the exercise of, or failure to exercise, any right or remedy shall operate as a waiver thereof, a waiver of any other rights or remedies, or a release of Guarantor from any obligations hereunder, and no single or partial exercise by Party B, its successors or permitted assigns of any right or remedy shall preclude any further exercise thereof or the exercise of any other right or remedy.

                     ***CONFIDENTIAL TREATMENT REQUESTED***

      9. WAIVER OF SUBROGATION. Guarantor hereby agrees that it will not exercise, and hereby irrevocably, absolutely and unconditionally waives, any rights of subrogation, contribution, reimbursement, indemnification or other rights of payment or recovery for any payments made by it hereunder until all Guaranteed Obligations have been fully paid and performed.

      10. NOTICE. Any Demand, notice, request, instruction, correspondence or other document to be given hereunder (herein collectively called "Notice") shall be in writing and delivered personally or mailed by certified mail, postage prepaid and return receipt requested, or by telecopy, as follows:

                           To Party B:

                           Sithe/Independence Power Partners, L.P.
                           P.O. Box 1046
                           76 Independence Way
                           Oswego, New York 13126
                           Attention: General Manager
                           Telecopy: (315) 342-8425

                           with a copy to:

                           Sithe Energies, Inc.
                           28th Floor
                           335 Madison Avenue
                           New York, New York 10017
                           Attention: General Counsel
                           Telecopy: (212) 351-0800

                           To Guarantor:

                           Dynegy Holdings Inc.
                           1000 Louisiana Street, Suite 5800
                           Houston, Texas 77002
                           Attention: Assistant Treasurer
                           Telecopy: (713) 507-6786

Notice given by personal delivery or mail shall be effective upon actual receipt. Notice given by telecopy shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours. All Notices by telecopy shall be confirmed promptly after transmission in writing by certified mail or personal delivery. Any party may change any address to which Notice is to be given to it by giving notice as provided above of such change of address.

      11. ASSIGNMENT. Guarantor shall have no right, power or authority to delegate, assign or transfer all or any of its rights or obligations hereunder. Party B may assign all or any of its rights hereunder to any assignee of its rights under the Agreement as permitted thereby; provided, further, that Party B may pledge or assign its interest hereunder to the lenders of financial parties referred to in Section 5(k)(ii) of the Schedule to the Agreement ("Financial Parties") in connection with any assignment of the Agreement to the Financial Parties as contemplated by Section 5(k)(ii) of the Schedule to the Agreement. In connection with any such assignment to any Financial Party, Guarantor agrees to execute and deliver the agreement attached hereto as Exhibit 2.

      12. MISCELLANEOUS. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCLUDING CONFLICT-OF-LAWS RULES. EACH OF GUARANTOR AND PARTY B HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OF THE OTHER

                     ***CONFIDENTIAL TREATMENT REQUESTED***

AGREEMENTS REFERRED TO HEREIN OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. Each of the Parties hereby irrevocably and unconditionally: (i) submits for itself in any legal action or proceeding relating to this Guaranty, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States for the Southern District of New York and appellate courts from any thereof; (ii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the other Party at its address set forth in Section 10, or at such other address of which the other Party shall have been notified pursuant thereto; and (iii) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law. This Guaranty is a continuing guaranty, shall apply to all Guaranteed Obligations whenever arising, shall be binding upon Guarantor and its successors and shall inure to the benefit of and be enforceable by Party B and its successors and permitted assigns. This Guaranty embodies the entire agreement of Guarantor and Party B and supersedes all prior agreements and understandings relating to the subject matter hereof. The headings in this Guaranty are for the purposes of reference only, and shall not affect the meaning hereof. If any provision of this Guaranty shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Guaranty, and this Guaranty shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein, but only to the extent of its invalidity, illegality or unenforceability. This Guaranty may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                     ***CONFIDENTIAL TREATMENT REQUESTED***

         IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed and delivered by its duly authorized officer as of the day and year first above written.

                                          DYNEGY HOLDINGS INC.


                                          By:
                                             ----------------------------------
                                          Title:
                                                -------------------------------

ACCEPTED:

SITHE/INDEPENDENCE POWER PARTNERS, L.P.

By: SITHE/INDEPENDENCE, INC.,
    its General Partner


By:
   ----------------------------------

Title:
      -------------------------------

                     ***CONFIDENTIAL TREATMENT REQUESTED***

EXHIBIT 2

                           ACKNOWLEDGMENT AND CONSENT

      Acknowledgment and Consent (this "CONSENT") dated as of July 1, 2001 between Dynegy Holdings Inc. a Texas corporation (together with its successors and assigns, the "COMPANY") and Sithe/Independence Power Partners, L.P., a Delaware limited partnership (together with its successors and assigns, the "PARTNERSHIP"), to and for the benefit of Manufacturers and Traders Trust Company, a New York banking corporation, in its capacity as collateral agent (together with successors and assigns in that capacity, the "COLLATERAL AGENT").

      SECTION 1. CONSENT TO ASSIGNMENTS, ETC.

      The Company hereby (a) acknowledges that it has been advised of that certain Security Agreement and Assignment of Contracts dated as of January 1, 1993 (as amended, supplemented or modified and in effect from time to time, the "SECURITY AGREEMENT") between the Collateral Agent and the Partnership, (b) consents, subject to the provisions of this Consent, to the collateral assignment by the Partnership of the Guaranty Agreement dated as of July 1, 2001 between the Company and the Partnership (as amended, supplemented or modified and in effect from time to time, the "ASSIGNED CONTRACT") as collateral for the Partnership's obligations to the Secured Parties (as defined in the Security Agreement), and any subsequent assignments by the Collateral Agent, on behalf of the Secured Parties, (c) acknowledges the right of the Collateral Agent, following an Event of Default (as defined in the Security Agreement) by the Partnership, to make all demands, give all notices, take all actions and exercise all rights of the Partnership under the Assigned Contract as the Partnership could have taken absent the Event of Default, and (d) acknowledges and agrees that the Collateral Agent succeeding to the rights and obligations of the Partnership under the Assigned Contract shall not, in and of itself, constitute or cause a default by the Partnership under the Assigned Contract.

      SECTION 2. PAYMENT OF ASSIGNED SUMS

      All payments (if any) to be made by the Company to the Partnership under the Assigned Contract shall be made by wire transfer to the account specified in
Section 24.07 of the Assigned Contract.

      SECTION 3. REPRESENTATIONS OF COMPANY

            (a) The Company represents and warrants that as of the date hereof:

            (i) AUTHORIZATION. The execution, delivery and performance by the Company of this Consent has been duly authorized by all necessary action on the part of the Company and does not require any approval or consent of any shareholder of the Company or any holder (or any trustee for any holder) of any indebtedness or other obligation of the Company, except as has been heretofore obtained.

            (ii) EXECUTION; DELIVERY; BINDING AGREEMENT. This Consent has been duly executed and delivered on behalf of the Company by the appropriate officers of the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium and other similar laws applicable to creditors' rights generally and except as the enforceability thereof may be limited by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

            (iii) NO DEFAULT OR AMENDMENT. As of the date hereof, neither the
                  Company nor, to the knowledge of the Company, the Partnership is in default under the Assigned Contract. The Company has no existing claims, counterclaims, offsets or defenses against the Partnership in respect of the Assigned Contract except for routine claims for payment under the Assigned Contract.

                     ***CONFIDENTIAL TREATMENT REQUESTED***

      SECTION 4. RIGHTS OF SECURED PARTIES

      The Company agrees that, subject to the provisions of this Consent, the Secured Parties shall have the following rights with respect to the Assigned
Contract:

      (a) Notwithstanding anything to the contrary contained in the Assigned Contract, the Assigned Contract shall not be terminated or cancelled by action of the Company and shall not be deemed abandoned or surrendered without prior notice in writing to the Collateral Agent specifying the Partnership's default (hereinafter called a "NOTICE"). Any such Notice shall contain a copy of the notice of default sent to the Partnership and shall be delivered to the Collateral Agent when the Company delivers a notice of default to the Partnership under the Assigned Contract. The Collateral Agent shall have the right (but not the obligation) to cure the defaults listed in any Notice within the same period of time provided in the Assigned Contract for the Partnership to cure such default; PROVIDED, HOWEVER, if the nature of any non-monetary default on the part of the Partnership under the Assigned Contract is such that it cannot be cured by the Collateral Agent without the Collateral Agent having taken possession of the Project (as defined in the Security Agreement), then the Collateral Agent's time for commencing such cure shall be extended for such reasonable period of time as is necessary for the Collateral Agent to lawfully obtain possession of the Project; PROVIDED, FURTHER, that the Collateral Agent shall at all times be seeking by all reasonable and lawful means to obtain such possession. Once the defaults listed in any Notice are timely cured by the Collateral Agent, there shall no longer be deemed to be any default under the Assigned Contract in respect of such defaults so cured. The curing of any defaults under the Assigned Contract shall not in and of itself be construed as an assumption by the Collateral Agent or any of the Secured Parties of any of the obligations, covenants or agreements of the Partnership under the Assigned Contract.

      (b) If a notice of election is delivered to the Company as provided in
Section 5 below, the Company will accept performance of the Partnership's obligations (as specified in such notice of election) under the Assigned Contracts by the Collateral Agent, or its nominee(s) acting for the Secured Parties, as the case may be, in lieu of the Partnership's performance of such obligations.

      (c) Upon any transfer of the Partnership's rights under the Assigned Contract pursuant to the exercise of the Collateral Agent's rights under this Consent, the Collateral Agent or any third party to which such rights are transferred by the Collateral Agent (hereinafter, a "THIRD PARTY TRANSFEREE") shall, upon the Company's reasonable satisfaction with the Collateral Agent's or such Third Party Transferee's financial condition and subject to all applicable laws, rules and regulations, succeed to all of the Partnership's right, title and interest under and in connection with the Assigned Contract and shall be obligated to perform all of the terms and conditions of the Assigned Contract, except that the Collateral Agent or any Third Party Transferee shall not be required to perform or cause to be performed any of the Partnership's obligations under the Assigned Contract (except for the Partnership's obligation for the payment of all amounts due and payable to the Company under the terms of the Assigned Contract including any interest applicable thereon) that remain unperformed at the time that the Collateral Agent or such Third Party Transferee is transferred such Assigned Contract other than continuing non-monetary defaults under the Assigned Contract which are capable of performance by the Collateral Agent or the Third Party Transferee or be liable for any prior act or omission of the Partnership, and upon the transfer by the Collateral Agent of its rights and interests and the rights and interests of the Partnership under the Assigned Contracts to a Third Party Transferee, the Collateral Agent and the Partnership shall be relieved of all obligations under the Assigned Contract arising after such transfer.

      (d) In the event that (i) the Assigned Contract is rejected by a trustee or any person exercising the powers of a trustee in any bankruptcy or insolvency proceeding applicable to the Partnership or (ii) the Assigned Contract is terminated as a result of any bankruptcy or insolvency proceeding applicable to the Partnership, the Company shall, subject to all applicable laws, rules and regulations, execute and deliver to the Collateral Agent and its designees, successors and assigns a new contract; PROVIDED that the Company shall be required to execute a new contract with the Collateral Agent only if the Collateral Agent or its designees, successors or assigns shall within ten (10) business days of

                     ***CONFIDENTIAL TREATMENT REQUESTED***
entering into such new contract, cure all defaults for failure to pay all amounts due and payable to the Company under the Assigned Contract, including any interest applicable thereon. The new contract shall, subject to all applicable laws, rules and regulations, contain the same covenants, agreements, terms, provisions and limitations as the Assigned Contract (except for any requirements with respect to past performance which have been fulfilled by the Partnership or the Collateral Agent or its designees, successors and assigns hereunder).

      SECTION 5. LIABILITY OF SECURED PARTIES

      The Collateral Agent, on behalf of the Secured Parties, and its successors and assigns, shall have no right or power to enforce the Assigned Contract, and assumes no duty or obligation thereunder unless and until the Collateral Agent shall have notified the Company that it has elected to exercise its rights and remedies under the Security Agreement and to substitute itself in the position of the Partnership under the Assigned Contracts and has agreed in a written instrument executed by the Collateral Agent to be bound by all terms and conditions of the Assigned Contract applicable to the Partnership.

      SECTION 6. FURTHER ASSURANCES

      The Company hereby agrees to execute and deliver all such instruments and take all such actions as may be reasonably necessary to effectuate fully the purposes of this Consent, provided, however, that such further assurances shall not expand the liability, or obligations arising under this Consent or dilute any rights or remedies otherwise accruing to Company under this Consent.

      SECTION 7. NOTICES

      All notices and other communications hereunder shall be in writing, shall refer on their face to the Assigned Contract (although failure to so refer shall not render any such notice or communication ineffective), shall be sent by first class mail, facsimile, by hand or overnight courier service and shall be directed:

            (a)   if to the Company, in accordance with the Assigned Contract;

            (b)   if to the Collateral Agent, addressed to:

                  Manufacturers and Traders Trust Company
                  One M&T Plaza
                  Buffalo, New York 14203
                  Attention: Corporate Trust Department

            (c) if to the Partnership, in accordance with the Assigned Contract; and

            (d) to such other address as any party may designate by notice to the other party hereto given pursuant hereto.

      SECTION 8. MISCELLANEOUS

      (a) GOVERNING LAW. This Consent shall be governed by and construed in accordance with the law of the State of New York as to all matters (without giving effect to conflict of law principles). Each of the Company and the Partnership hereby irrevocably waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceedings arising out of or relating to this Consent.

      (b) SUBMISSION TO JURISDICTION. Each of the Parties hereby irrevocably and unconditionally:

            (i) submits for itself and its property in any legal action or proceeding relating to this Consent, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York,

                     ***CONFIDENTIAL TREATMENT REQUESTED***
                  the courts of the United States for the Southern District of New York and appellate courts from any thereof;

            (ii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the other Party at its address set forth in Section 7, or at such other address of which the other Party shall have been notified pursuant thereto; and

            (iii) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law.

      (c) HEADINGS. The descriptive headings of the Articles and Sections of this Consent are inserted for convenience only and are not intended to affect the meaning, interpretation or construction of this Consent.

      (d) WAIVER. Except as otherwise provided in this Consent, any failure of a party to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver shall not operate as a waiver of, or estoppel with respect to, any subsequent failure of the first party to comply with such obligation, covenant, agreement or condition.

      (e) SEVERABILITY. Any provision of this Consent which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      (f) SUCCESSORS AND ASSIGNS. This Consent shall be binding upon and inure to the benefit of the Company, the Collateral Agent, the Partnership and their respective permitted successors and assigns.

      (g) COUNTERPARTS. This Consent may be executed in counterparts, all of which shall constitute one and the same Consent and each of which shall be deemed to be an original.

                     ***CONFIDENTIAL TREATMENT REQUESTED***

      IN WITNESS WHEREOF, the parties hereto have executed this Consent as of the day and year first above written.


                                   DYNEGY HOLDINGS INC.


                                   By:
                                      ---------------------------------------
                                   Name:
                                        -------------------------------------
                                   Title:
                                         ------------------------------------

                                   SITHE/INDEPENDENCE POWER PARTNERS, L.P.


                                   By:  SITHE/INDEPENDENCE, INC.,
                                           its General Partner


                                   By:
                                      ---------------------------------------
                                   Name:
                                        -------------------------------------
                                   Title:
                                         ------------------------------------

                     ***CONFIDENTIAL TREATMENT REQUESTED***

EXHIBIT C

                               GUARANTY AGREEMENT

      Base Guaranty Agreement (this "Guaranty") dated as of __________, 2001 is made and entered into by __________________, a ____________________
("Guarantor"), to and for the benefit of Dynegy Power Marketing, Inc., a Texas corporation ("Party A"), and its successors and permitted assigns.

                                   WITNESSETH:

      WHEREAS, Party A and Sithe/Independence Power Partners, L.P a __________ (together with its successors and permitted assigns, "Party B"), have entered into a MASTER AGREEMENT dated as of July 1, 2001, the SCHEDULE TO THE MASTER AGREEMENT dated as of July 1, 2001 attached thereto, and CONFIRMATION #1A thereunder dated as of July 1, 2001 (as amended, supplemented or modified from time to time, collectively, the "Agreement"), a copy of which is attached hereto as Exhibit 1;

      WHEREAS, Party B is [an indirect, wholly owned subsidiary] of Guarantor, and Guarantor will derive substantial benefit from the performance by Party A of its obligations under the Agreement;

      WHEREAS, it is a requirement under the Agreement that this Guaranty be duly executed and delivered to Party A; and

      WHEREAS, Guarantor is willing to enter into this Guaranty.

      NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Guarantor hereby covenants and agrees as follows:

      1. GUARANTY. Subject to the terms hereof, Guarantor hereby irrevocably, absolutely, and unconditionally guarantees to Party A and its successors and permitted assigns the due, punctual and full performance and payment of each and every obligation of Party B under Section 4(i) of the Agreement (each such obligation hereinafter referred to, individually, as a "Guaranteed Obligation" and, collectively, as the "GUARANTEED OBLIGATIONS") and agrees that, if for any reason whatsoever Party B shall fail or be unable duly, punctually and fully to perform or pay any such Guaranteed Obligation, Guarantor shall forthwith, upon demand as provided in Section 4 hereof, perform or pay such Guaranteed Obligation, or cause such Guaranteed Obligation to be performed or paid, without regard to any exercise or nonexercise by Party A, its successors or permitted assigns of any right, power or privilege under or in respect of the Agreement or the Guaranteed Obligations. In connection with the foregoing, Party A acknowledges that performance of the obligations of Party B under the Agreement, to the extent that such performance is for an obligation other than the payment of money, shall be accomplished by Guarantor causing such performance to occur through a third party or otherwise by the payment of money. This Guaranty shall be direct, immediate and primary and shall be a guaranty of performance and payment and not of collection, and is not conditioned or contingent upon any attempt to collect from Party B or upon any other event, contingency or circumstance whatsoever, except as expressly provided otherwise herein.

      2. OBLIGATIONS UNCONDITIONAL. Guarantor covenants to and agrees with Party A and its successors and permitted assigns that, to the fullest extent permitted by law, its obligations under this Guaranty are irrevocable, absolute and unconditional, shall remain in full force and effect, and shall not be impaired or affected by, or be subject to, any reduction, termination or other impairment by set-off, deduction, counterclaim, recoupment, interruption or otherwise, and Guarantor shall have no right to terminate this Guaranty or to be released, relieved or discharged, in whole or in part, from its performance or payment obligations referred to in this Guaranty for any reason whatsoever (other than the performance and payment in full of the Guaranteed Obligations), including
(a) any amendment, supplement or modification to, waiver of, consent to or departure from, or failure to exercise any right, remedy, power or privilege under or in respect of, the Agreement, the Guaranteed Obligations or any other agreement or

                     ***CONFIDENTIAL TREATMENT REQUESTED***
instrument relating thereto, (b) any insolvency, bankruptcy, reorganization, dissolution or liquidation of, or any similar occurrence with respect to, or cessation of existence of, or change of ownership of Party B, or any rejection of any of the Guaranteed Obligations in connection with any Proceeding (as defined in Section 3 below) or any disallowance of all or any portion of any claim by Party A, its successors or permitted assigns in connection with any Proceeding, (c) any lack of genuineness, legality, validity, regularity, enforceability or value of the Agreement, any of the Guaranteed Obligations, or any other agreement or instrument relating thereto, (d) the failure to create, preserve, validate, perfect or protect any security interest granted to, or in favor of, any person, (e) any substitution, modification, exchange, release, settlement or compromise of any security or collateral for or guaranty of any of the Guaranteed Obligations or failure to apply such security or collateral or failure to enforce such guaranty or (f) any other event or circumstance whatsoever that might otherwise constitute a legal or equitable discharge of a surety or guarantor (other than the payment in full of the Guaranteed Obligations, and any defenses that may be available to Party A under the Agreement), it being the intent of Guarantor that its obligations under this Guaranty shall be irrevocable, unconditional and absolute under any and all circumstances, except as expressly provided herein. This Guaranty and the obligations of Guarantor hereunder shall continue to be effective or be automatically reinstated, as the case may be, if at any time any payment by or on behalf of Party B is rescinded or must otherwise be restored by Party A, its successors or permitted assigns for any reason, including, but not limited to, as a result of any Proceeding with respect to Party B or any other person, as though such payment had not been made.

      3. INTEREST. The Guaranteed Obligations shall include, without limitation, interest accruing as part of the Guaranteed Obligations by the terms thereof following the commencement by or against Party B of any case or proceeding under any law relating to bankruptcy, insolvency, reorganization, winding-up, liquidation, dissolution or composition or adjustment of debt (hereinafter, a "PROCEEDING").

      4. DEMAND. If Party B shall fail or be unable duly, punctually and fully to perform or pay any Guaranteed Obligation, Party A, its successors or permitted assigns may at any time prior to the full performance or payment of such Guaranteed Obligation deliver notice of such failure or inability of Party B to perform or pay to Guarantor in writing, which notice shall reasonably specify the nature of such failure or inability to perform or pay, as the case may be and, in the case of a failure or inability to pay, the amount thereof (each such written notice hereinafter a "DEMAND"). Guarantor shall, upon receipt of a Demand, forthwith perform or pay such Guaranteed Obligation, or cause such Guaranteed Obligation to be performed or paid in full. Promptly on request, Guarantor shall reimburse Party A, its successors and permitted assigns for all costs and expenses (including reasonable attorneys' fees) incurred in enforcing Party A's, its successors' or permitted assigns' rights under this Guaranty, but only to the extent that Party A is successful in enforcing Party A's rights under this Guaranty.

      5. REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Party A and its successors and permitted assigns that as of the date hereof:

      (a) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, it has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Guaranty;

      (b) no authorization, approval, consent or order of, or registration or filing with, any court or other governmental body having jurisdiction over Guarantor is required on the part of Guarantor for the execution and delivery of this Guaranty;

      (c) this Guaranty has been duly executed and delivered by Guarantor and constitutes a valid and legally binding agreement of Guarantor enforceable against Guarantor in accordance with its terms, subject, however, to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as the enforceability thereof may be limited by general principles of equity (regardless of whether considered in a proceeding in equity or at law);

                     ***CONFIDENTIAL TREATMENT REQUESTED***

      (d) the execution, delivery and performance of this Guaranty have been duly authorized by all necessary corporate action and do not require any other actions or proceedings or any stockholder approval or consent of any trustee or holder of any indebtedness of Guarantor;

      (e) the execution, delivery and performance of this Guaranty and compliance by Guarantor with the terms hereof (i) will not violate any governmental approval or law applicable to it or any of its property, (ii) will not violate any provision of its certificate of incorporation, bylaws or other governing documents, and (iii) will not violate or constitute a default under any agreement or instrument to which it is a party or by which it or any of its property may be bound, or result in the creation or imposition of any lien upon any of its property, which violation, default or lien would have a material adverse effect on its ability to perform its obligations under this Guaranty;

      (f) except as disclosed in Guarantor's latest Form 10-K and any Form 10-Qs or Form 8-Ks subsequently filed with the Securities and Exchange Commission, there are no actions, suits, investigations or proceedings against Guarantor by or before any court, arbitrator, administrative or regulatory agency, or other governmental authority pending, or to its knowledge, threatened against or affecting it, its properties, or its assets that, if adversely determined, would reasonably be expected to have a material and adverse effect on its ability to perform its obligations under this Guaranty; and

      (g) it directly or indirectly owns ______________________ of Party B.

      6. DOWNGRADE EVENT. If at any time any two of the credit ratings then assigned to Guarantor's unsecured, senior long-term debt obligations falls below "Investment Grade" from the Standard & Poor's Rating Group (a division of McGraw-Hill, Inc.) or its successor ("S&P"),"Investment Grade" from Moody's Investor Services, Inc. or its successor ("MOODY'S") or "Investment Grade" from Fitch IBCA, Inc. or its successor ("FITCH") (or if Guarantor is not rated by any of S&P, Moody's or Fitch), then Party A may require Guarantor to provide collateral in the form of either a substitute guaranty on terms and conditions substantially similar to this Guaranty or other security reasonably acceptable to Party A and Party B ("Performance Assurance") in an amount determined by Party A in a commercially reasonable manner. The failure of Guarantor to provide such Performance Assurance or a guaranty or other credit assurance acceptable to Party A within twenty (20) business days of receipt of notice shall constitute an Event of Default under the Agreement and Party A will be entitled to the remedies set forth in the Agreement.

      7. AMENDMENT OF GUARANTY. No term or provision of this Guaranty shall be amended, modified, altered, waived, supplemented or terminated except in a writing signed by Guarantor and Party A or Party A's successors and permitted assigns.

      8. WAIVERS. To the fullest extent permitted by law, and except for the Demand required pursuant to Section 4 hereof, Guarantor hereby waives (a) all set-offs, counterclaims, presentments, demands for performance, notices of nonperformance, protests, notice of any of the matters referred to in Section 2, notices of protests, notices of dishonor, notice of any waivers or indulgences or extensions, and notices of every kind that may be required to be given by any statute or rule of law and notice of acceptance of this Guaranty, (b) diligence, presentment, and demand of payment, filing of claims with a court in connection with any Proceeding, protest or notice with respect to the Guaranteed Obligations and all demands whatsoever; and (c) any requirement that any action or proceeding be brought against Party B or any other person, or any requirement that any person exhaust any right, power or remedy or proceed against any other person, prior to any action against Guarantor under the terms hereof. No delay on the part of Party A, its successors or permitted assigns in the exercise of, or failure to exercise, any right or remedy shall operate as a waiver thereof, a waiver of any other rights or remedies, or a release of Guarantor from any obligations hereunder, and no single or partial exercise by Party A, its successors or permitted assigns of any right or remedy shall preclude any further exercise thereof or the exercise of any other right or remedy.

      9. WAIVER OF SUBROGATION. Guarantor hereby agrees that it will not exercise, and hereby irrevocably, absolutely and unconditionally waives, any rights of subrogation, contribution, reimbursement,

                     ***CONFIDENTIAL TREATMENT REQUESTED***
indemnification or other rights of payment or recovery for any payments made by it hereunder until all Guaranteed Obligations have been fully paid and performed.

      10. NOTICE. Any Demand, notice, request, instruction, correspondence or other document to be given hereunder (herein collectively called "Notice") shall be in writing and delivered personally or mailed by certified mail, postage prepaid and return receipt requested, or by telecopy, as follows:

                           To Party A:

                           To Guarantor:

Notice given by personal delivery or mail shall be effective upon actual receipt. Notice given by telecopy shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours. All Notices by telecopy shall be confirmed promptly after transmission in writing by certified mail or personal delivery. Any party may change any address to which Notice is to be given to it by giving notice as provided above of such change of address.

      11. ASSIGNMENT. Guarantor shall have no right, power or authority to delegate, assign or transfer all or any of its rights or obligations hereunder. Party A may assign all or any of its rights hereunder to any assignee of its rights under the Agreement as permitted thereby.

      12. MISCELLANEOUS. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCLUDING CONFLICT-OF-LAWS RULES. EACH OF GUARANTOR AND PARTY B HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OF THE OTHER AGREEMENTS REFERRED TO HEREIN OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. Each of the Parties hereby irrevocably and unconditionally: (i) submits for itself in any legal action or proceeding relating to this Guaranty, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States for the Southern District of New York and appellate courts from any thereof; (ii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the other Party at its address set forth in Section 10, or at such other address of which the other Party shall have been notified pursuant thereto; and (iii) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law. This Guaranty is a continuing guaranty, shall apply to all Guaranteed Obligations whenever arising, shall be binding upon Guarantor and its successors and shall inure to the benefit of and be enforceable by Party A and its successors and permitted assigns. This Guaranty embodies the entire agreement of Guarantor and Party A and supersedes all prior agreements and understandings relating to the subject matter hereof. The headings in this Guaranty are for the purposes of reference only, and shall not affect the meaning hereof. If any provision of this Guaranty shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Guaranty, and this Guaranty shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein, but only to the extent of its invalidity, illegality or unenforceability. This Guaranty may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                     ***CONFIDENTIAL TREATMENT REQUESTED***

      IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed and delivered by its duly authorized officer as of the day and year first above written.

                                                     --------------------------
                                                     By:
                                                        -----------------------

                                                     Title:
                                                           ---------------------

ACCEPTED:

DYNEGY POWER MARKETING, INC.
By:
   ------------------------------------

Title:
      ---------------------------------